UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 16, 2024

Date of Report (Date of earliest event reported)

Kairous Acquisition Corp. Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41155	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 39 Marina Bay Financial Centre Tower 2, 10 Marina Boulevard, City Singapore 018983, Singapore	018983
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +662-255-6851340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of one ordinary share	KACLU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	KACL	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 included as part of the units	KACLW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one ordinary share	KACLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Kairous Acquisition Corp. Limited (the “Company”), received a notice, dated December 16, 2024 from the Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities are now subject to delisting. The Company’s registration statement, filed in connection with the Company’s IPO, became effective on December 13, 2021. Pursuant to IM-5101-2, the Company, a special purpose acquisition company, must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Company did not complete its initial business combination by December 13, 2024, the Company did not comply with IM-5101-2, and its securities are now subject to delisting. Unless the Company requests a timely appeal of this determination by Nasdaq, trading of the Company’s securities on Nasdaq will be suspended at the opening of business on December 23, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing on The Nasdaq Stock Market.

The Company will not appeal Nasdaq’s determination to delist the Company securities and accordingly, the Company’s securities will be suspended from trading on Nasdaq at the opening of business on December 23, 2024. However, the Company expects its securities will commence trading on the over-the-counter market on December 23, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2024	Kairous Acquisition Corp. Limited

	By:	/s/ Athiwat Apichote
	Name:	Athiwat Apichote
	Title:	Chief Executive Officer